UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 30, 2006
CITIZENS FIRST CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Kentucky (State or Other Jurisdiction of Incorporation)

001-33126	61-0912615
(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Suite 200, Bowling Green, KY (Address of Principal Executive Offices)	42103 (Zip Code)
(270) 393-0700 (Registrant’s Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 30, 2006, Citizens First Corporation (the “Company”) completed the acquisition of 100% of the outstanding capital stock of Kentucky Banking Centers, Inc. of Glasgow, Kentucky (“KBC”), a wholly-owned subsidiary of Farmers Capital Bank Corporation, Frankfort, Kentucky (“Farmers Capital”), pursuant to the terms of a Stock Purchase Agreement dated June 1, 2006 among the Company, Farmers Capital and KBC. The Company acquired KBC for a total purchase price of approximately $20 million in cash. Immediately following the acquisition, KBC was merged with and into Citizens First Bank, Inc., the Company’s wholly-owned subsidiary. As a result of the merger, Citizens First Bank, Inc. will operate the 3 banking locations in Glasgow, Horse Cave and Munfordville, Kentucky previously owned by KBC. As a result of the acquisition, the Company has approximately $340 million in assets as of September 30, 2006 and serves its customers through 9 banking offices in Warren, Simpson, Barren and Hart counties in Kentucky.

Prior to completion of the acquisition, there were no material relationships among Citizens First Corporation or any of its affiliates and Farmers Capital Bank Corporation or any of its affiliates except in respect of the acquisition.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

1. The audited financial statements of Kentucky Banking Centers, Inc., for each of the two years ended December 31, 2005 and December 31, 2004, and the related notes and reports of independent registered public accouning firm related thereto (collectively the "Audited Financial Information") required by Item 9.01(a) of Form 8-K have been filed under the caption "Kentucky Banking Centers, Inc. Financial Statements" in the Company's Registration Statement on Form SB-2 (Registration No. 333-137417) and are incorporated herein by reference.

2. The unaudited balance sheets of KBC as of September 30, 2006 and December 31, 2005, the unaudited statements of income and comprehensive income for the nine months ended September 30, 2006 and September 30, 2005, the changes in shareholders’ equity and cash flows for the nine months ended September 30, 2006 and September 30, 2005, and the related notes thereto (the “Unaudited Financial Information”are included as Exhibit 99.2 to this Form 8K-A).

(b) Pro Forma Financial Information

1. Citizens First Corporation and KBC unaudited pro forma condensed combined balance sheet at September 30, 2006 and the unaudited pro forma condensed combined statementsof income for the nine months ended September 30, 2006 and for the year ended December 31, 2005 and the related notes to the unaudited pro forma condensed combined  financial statements (collectively, the “Pro Forma Financial Information” are included as Exhibit 99.3 to this Form 8K-A).

     (c) Exhibits

Exhibit 2
Stock Purchase Agreement by and among Citizens First Corporation and Farmers Capital Bank Corporation, dated June 1, 2006, filed as Exhibit 2.1 to Citizens First Corporation’s Current Report on Form 8-K dated June 1, 2006, is hereby incorporated herein by reference.

23	Consent of Crowe Chizek and Company LLC
99.1	The Audited Financial Information (incorporated by reference to the Company's Registration Statement on Form SB-2 (Registration No. 333-137417).
99.2	The Unaudited Financial Information
99.3	The Pro Forma Financial Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION

Date: January 29, 2007	By:	/s/ Mary D. Cohron
Mary D. Cohron
Chief Executive Officer